PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
Property, plant and equipment [abstract]
PROPERTY, PLANT AND EQUIPMENT	PROPERTY, PLANT AND EQUIPMENT

(US $ millions)	Note	Land	Buildings	Production Equipment	Construction in Progress	Total
Cost
December 31, 2018		$12	$375	$1,688	$95	$2,170
Additions(1)		—	—	3	138	141
Initial adoption of IFRS 16	10	3	4	17	—	24
Disposals		—	—	(13)	—	(13)
Transfers		—	4	98	(103)	(1)
Effect of foreign exchange		—	2	3	2	7
December 31, 2019		15	385	1,796	132	2,328
Additions(1)		—	—	11	113	124
Disposals		—	—	(17)	—	(17)
Impairment		—	—	—	(7)	(7)
Transfers		—	4	121	(123)	2
Effect of foreign exchange		—	2	15	3	20
December 31, 2020		$15	$391	$1,926	$118	$2,450
Accumulated depreciation
December 31, 2018		$—	$161	$607	$—	$768
Depreciation		—	19	114	—	133
Disposals		—	—	(11)	—	(11)
Impairment		—	—	10	—	10
Effect of foreign exchange		—	—	1	—	1
December 31, 2019		—	180	721	—	901
Depreciation		—	13	115	—	128
Disposals		—	—	(13)	—	(13)
Impairment		—	—	13	—	13
Effect of foreign exchange		—	—	4	—	4
December 31, 2020		$—	$193	$840	$—	$1,033
Net
December 31, 2019		$15	$205	$1,075	$132	$1,427
December 31, 2020		15	198	1,086	118	1,417
(1)    Net of government grants of nil (2019 – less than $1 million) received related to the Chambord project.
During the third quarter of 2019, the Company indefinitely curtailed its 100 Mile House, British Columbia OSB mill as a result of a wood supply shortage and high wood prices. A $2 million charge was recognized for severance and related costs in the second quarter of 2019. In the third quarter of 2020, the Company decided to permanently close this mill. As a result, an additional $10 million charge has been recognized representing an impairment on the remaining carrying values of this mill's property, plant and equipment to their recoverable amount determined based on fair value less costs of disposal, as well as to provide for severance and related costs, and inventory.
During the fourth quarter of 2019, the Company indefinitely curtailed Line 1 of its two-line Cordele, Georgia OSB mill due to continued poor market conditions and lower than anticipated OSB demand at the time, particularly in the South East region of the United States. As a result, an impairment loss of $10 million was recorded against the carrying values of certain of the mill's Line 1 production equipment in the third quarter of 2019. In the third quarter of 2020, the Company temporarily restarted Cordele Line 1 on a limited operating schedule to meet customer orders that the Company would not have otherwise been able to satisfy. The line will continue to operate under the Company's flexible operating strategy to respond quickly to changes in customer demand, therefore the previous impairment charge of $10 million was reversed in December 2020 as the indicators of impairment no longer existed. Separately, during the fourth quarter of 2020, a $7 million impairment charge was recorded against the carrying value of certain construction in progress assets at the mill that will not be put into production and therefore has no future value.
During the second quarter of 2020, the Company recorded a non-cash impairment loss of $16 million related to idle production assets at the Grande Prairie, Alberta mill. These assets were deemed to be surplus following a review of the likelihood of their future use based on factors including relevant operating plans, raw material availability and the limited potential for redeployment of these assets.
In 2020, interest costs of $4 million (2019 – $2 million) were capitalized and included in the cost of qualifying assets within additions.